March 29, 2010

THE DESTINATION FUNDS

DESTINATION SELECT EQUITY FUND

Supplement to the Prospectus dated December 29, 2009

The Board of Trustees has decided to terminate Destination Select Equity Fund (the “Fund”).  This decision was based upon the recommendation of Destination Capital Management, Inc., the Investment Adviser to the Fund, that, in spite of the Fund’s favorable investment performance, the distribution of shares of the Fund in the current marketplace is expected to meet strong competition from other investment vehicles, including exchange traded funds.  Consequently, it may be difficult for the Fund to become an independently viable entity.

Effective immediately, the Fund has terminated the public offering of its shares.  Shares of the Fund are no longer available for purchase.

In addition, the Fund’s Board of Trustees has approved the mandatory redemption of all of the Fund’s shares and the termination of the Fund as being in the best interests of the Fund and its shareholders.  It is anticipated that all outstanding shares of the Fund will be redeemed and the Fund will discontinue investment operations on or about April 16, 2010.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s termination period.  As part of this process, the Fund’s assets will be solely invested in cash or cash equivalents in order to meet expenses and redemption requests.  As a result, the Fund’s normal exposure to equity investments will be eliminated and shareholders should not expect the Fund to achieve its stated investment objective during this period.

As noted above, the Fund expects that the mandatory redemption of all of its remaining outstanding shares will occur on or about April 16, 2010.  Any shareholder remaining in the Fund on such date will receive the net asset value per share for all shares owned on such date and such proceeds will be mailed to the shareholder’s address of record.  The redemption of Fund shares will be a taxable event, except for tax deferred retirement accounts and other tax exempt entities.

Shareholders that have invested through an Individual Retirement Account or other tax-deferred retirement account should keep in mind the rules regarding the reinvestment of these assets.  Please consult your personal tax consultant for any questions regarding your investment.

If you have any questions regarding the Fund, please call 1-866-738-1128.

Investors Should Retain This Supplement for Future Reference